UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Commencing on April 11, 2008, certain directors and members of senior management of The Phoenix Companies, Inc. will use the slide deck set forth below in connection with presentations at meetings:

* * * * *

Investor Briefing April 2008 * * * * * * * * * * * * *

Important Disclosures
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These include statements relating to trends in, or representing management’s beliefs about our future transactions, strategies, operations and financial results, as well as other statements including, but not limited to, words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar expressions.
Forward-looking statements are made based upon our current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: (i) changes in general market and business conditions, interest rates and the debt and equity markets; (ii) the possibility that mortality rates, persistency rates or funding levels may differ significantly from our pricing expectations; (iii) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (iv) our dependence on non-affiliated distributors for our product sales, (v) downgrades in our debt or financial strength ratings; (vi) our dependence on third parties to maintain critical business and administrative functions; (vii) the ability of independent trustees of our mutual funds and closed-end funds, intermediary program sponsors, managed account clients and institutional asset management clients to terminate their relationships with us; (viii) our ability to attract and retain key personnel in a competitive environment; (ix) the poor relative investment performance of some of our asset management strategies and the resulting outflows in our assets under management; (x) the possibility that the goodwill or intangible assets associated with our asset management business could become impaired, requiring a charge to earnings; (xi) the strong competition we face in our business from mutual fund companies, banks, asset management firms and other insurance companies; (xii) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xiii) the potential need to fund deficiencies in our Closed
Block; (xiv) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xv) other legislative or regulatory developments; (xvi) legal or regulatory actions; (xvii) changes in accounting standards; (xviii) the potential effects of the spin-off of our asset management subsidiary on our expense levels, liquidity and third-party relationships; and (xix) other risks and uncertainties described herein or in any of our filings with the SEC. We undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.
In managing our business, we analyze our performance on the basis of “operating income” which does not equate to net income as determined in accordance with GAAP.
Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business.  Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances.  Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with
GAAP. Accordingly, operating income, and other measures that are derived from or incorporate operating income, are not substitutes for net income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies. Within our Asset
Management segment, we also consider earnings before interest, taxes, depreciation and amortization (“EBITDA”).  Our management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax operating income before depreciation and amortization of goodwill and intangibles.  Total operating return on equity (“ROE”) is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity ("return on tangible equity") is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital.
Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets. More detailed financial information, including reconciling information regarding our non-GAAP financial measures, can be found in the Appendix hereto, and in our financial supplement for the fourth quarter of 2007, which is available on our web site, www.phoenixwm.com in the Investor Relations section.
In connection with our 2008 Annual Meeting, we have filed a definitive proxy statement, BLUE proxy card and other materials with the U.S. Securities and Exchange
Commission. The Phoenix Companies, Inc. and its directors and executive officers are deemed to be participants in the solicitation of proxies from its shareholders in connection with our upcoming annual meeting and the notice we received from one of our shareholders. Information regarding the special interests of the directors and executive officers in the proposals that are the subject of the meeting is included in the proxy statement that we have filed.  Our shareholders are strongly advised to read the proxy statement filed in connection with the annual meeting carefully before making any voting or investment decision, as it contains important information. Shareholders are able to obtain this proxy statement, any amendments or supplements to the proxy statement, along with the annual, quarterly and special reports we file, for free at the web site maintained by the Securities and Exchange Commission at www.sec.gov or at our web site at
www.phoenixwm.com,
in the Investor Relations section. In addition,
copies of the proxy materials may be requested by contacting our proxy solicitor, Morrow & Co., LLC, toll-free at (800) 414-4313. Banks and Brokers may call collect at (203)
658-9400.

2 Agenda • Profile and History of Phoenix • Value Creation Through Business Momentum • Oliver Press Campaign: Nothing New • Strong Governance Profile

Phoenix history and profile
Profile
•
Life, Annuity and Asset Management business focus
•
$1.3 billion market capitalization
History
• PNX demutualization and IPO in June 2001 at share price of $17.50
• Difficult economic environment after September 11, 2001, compounded by concentrated equity market exposures drove significant financial losses in 2001 and 2002; three-notch downgrade by Moody’s on November 25, 2002
• New CEO on January 1, 2003; share price $7.60
• Board, CEO and strengthened management team have acted decisively in past five years to position company for growth;
17%¹
operating EPS CAGR
Objective
•
Seek to maintain this momentum by asking shareholders to keep existing board intact and reject Oliver Press slate
1. 2003-2007 Operating EPS; 2002 Operating EPS $(0.61); after fully dilutive effect of equity units, which converted to shares in 2006; no share repurchases for PNX since 2002.

Growing business with great potential
Actions taken to strengthen Phoenix
Rebuilt balance sheet
Recreated effective infrastructure for company
- Established risk management framework
- Rebuilt talent pool
- Improved expense profile
Reinvigorated growth engines of Life & Annuity business through strengthened and expanded core distribution and products
Repaired investment and financial performance, organizational structure and net flows of Asset
Management business
Next steps to drive growth
• Realize value through executing planned Asset Management spin-off
• Enhance shareholder value through expected redeployment of closed block capital: structures in place – continuous review of redeployment opportunities that meet return hurdles, provide strategic fit and support strong ratings
• Use Operational Excellence to drive growth
• Launch new business initiatives (Life Solutions and Alternative Retirement Solutions) to enhance growth in Life & Annuity

Rebuilt life company balance sheet
•
Increased statutory surplus while:
{
Supporting strong sales growth
{
Nearly $1 billion in cumulative
annualized life premium
{
$2.4 billion in cumulative annuity
deposits
{
Making $80.5 million in pension plan
contributions
{
Paying $284.5 million in dividends to
holding company
•
Increased RBC at even greater pace
{
Disposed of almost $1 billion in high-risk,
non-strategic assets
{
Discontinued sale of low-profit, capital-
intensive products
$1,040.7
$961.5
2003 2007
2003 2007
310%
419%
PLIC Risk-Based Capital Ratio
PLIC Statutory Surplus + AVR
$ in millions

Life & Annuity business vibrant and growing
• Successfully established partnerships with key
insurance/annuity distributors
{ State Farm
{ National Life Group
{ Jefferson National
{ Brokerage General Agent channel
• Improved service and operations to meet distribution
partner needs
• Improved open block operating earnings almost eight-fold
between 2003 and 2007 ($19.3 million to $148.7 million
pre-tax)
• Continued consistent growth at State Farm
- 10,600 agents enrolled to sell Phoenix products;
penetration has grown to approximately 50% with
significant upside remaining
- Life sales: $51 million; up 15% from 2006 and
targeting $100 million by 2010
- Annuity deposits: $391 million, up 43% from 2006
- Cumulative sales of $290 million in life premium and
$1.2 billion in annuity deposits
- Shareholder since IPO, with approximate 5.1%
ownership, publicly stated support for existing Board
and management
$352
$259
$137
$117
$81
2003 2004 2005 2006 2007
$627
$620
$423
$313
$415
2003 2004 2005 2006 2007
36%
51%
1. Life and annuity sales exclude private placements.
2. Annuity deposits exclude discontinued products.
Life Sales
Annualized Premium¹
Annuity Deposits
1, 2
$ in millions

Earnings and credit profile materially stronger
Return on Equity
2001 2002 2003 2004 2005 2006 2007
2001 2002 2003 2004 2005 2006 2007
Operating Income
$59.8
$78.9
$100.6
$135.3
3.0%
4.2%
5.0%
5.6%
2001 2002 2003 2004 2005 2006 2007
Interest Coverage
4.8x
5.7x
3.9x
4.3x
4.6x
$ in millions
3.9%
$87.1
22.5%
20.2%
26.2%
25.5%
24.9% 25.0%
20.5%
2001 2002 2003 2004 2005 2006 2007
6.675% senior notes matured 02/08
Debt / Capital
16.0%
Net Income      $(215.2)   $(272.3)   $(6.2)     $86.4    $108.4 $99.9    $123.9
$(59.4)
$(74.6)
(3.5)%
(2.9)%
(1.6)x
1.3x

Rating agencies recognize our strength and
prospects for growth
Standard & Poor’s, April 7, 2008
The rating…reflects the company’s improving competitive position in the high-net-worth market, very strong operating company capital adequacy, strong liquidity, and improving operating performance.  …Restructuring the organization since the company's demutualization has been a tremendous effort that has eased only recently, allowing management to focus on growth.
Fitch, April 9, 2007
While current management has taken proactive steps that have quantifiably improved earnings, capitalization and risk management, Fitch believes legacy issues, in particular asset management, have kept the company from advancing operating results to levels consistent with a higher-rated entity.  Fitch expects progress to continue to be made with respect to these issues, which should improve future profitability.
A.M. Best, October 1, 2007
The rating…reflects the group's solid risk-based capital position, strong market position in the high net worth and affluent markets, and improving operating fundamentals within the life insurance and annuity segment.
Moody's, January 3, 2008
The ratings…are based upon Phoenix Life's good business profile, including the company's large closed block of lower risk participating life policies, as well as good diversification in the company's distribution channels and product portfolio.  The ratings are also supported by Phoenix Life's overall good financial profile, including solid asset quality, strong capitalization, and ample liquidity.  …A key strength of Phoenix currently is its position in terms of Product Focus and Diversification, where we see the company comparing well with Aa peers for this factor.

Significant accomplishments in 2007
•
Extended State Farm contract to
2016, five additional years
•
Entered BGA distribution channel
with strong results
•
Agreed with National Life Group  to
promote Phoenix variable annuities
and add their Sentinel Funds
•
Agreed with Jefferson National to
develop a low-cost, no-load
variable annuity aimed at the fee-
based advisor market
•
Formed two new businesses: Life
Solutions and Alternative
Retirement Solutions
•
Record operating income of $135.3
million; 22% CAGR since 2003
•
Record Life & Annuity pre-tax
operating earnings of $215.7
million
•
Record life sales of $425 million
•
Record mutual fund sales of $3.6
billion
•
51% year-over-year growth in
annuity deposits to $627 million
•
5.6% ROE; 7.9% return on tangible
equity
Business Highlights
Results

Asset management stabilized and rebuilt
A.U.M. ($bn)
EBITDA ($mm)
Significant
restructuring
efforts undertaken
in PXP
2003                 2004 2005 2006 2007
•
Purchased
Capital West
minority
interest
•
Purchased
Walnut minority
interest
•
SASCO
adoption
•
Purchased KAR
minority interest
•
Purchased
Seneca minority
interest
•
Vontobel
adoptions
•
Sub-advisory
strategy
•
Harris Insight
funds adoption
•
7 fund mergers
•
6 fund
liquidations
•
7 fund mergers
•
3 fund
liquidations
Performance¹
1-Yr 32% 36% 43% 68%                         57%
3-Yr 45% 39% 39% 66% 61%
5-Yr 63% 63% 60% 68%                         60%
1. Percentage of funds exceeding their benchmarks for each time period.
$27.2
$36.1 $35.0
$36.9
$38.9
$46.3
$42.9
$37.4
$45.0
$42.5
Net Income ($mm)          $(9.7)                     $(1.6)     $(14.4)                     $(25.8)              $3.6
Net Flows ($bn)             $(1.2)                     $(6.6)   $(5.6)                      $(4.0)            $(0.5)

The right time to spin off PXP
•
PXP strategically well-positioned
Multi-boutique asset manager; flexible with diverse investment and distribution capabilities
Retail fund platform has broad, balanced product offerings, including high-quality sub-advisory relationships
Strong investment performance across a variety of products
Broad and powerful distribution access to all major wirehouses and platforms
Innovative product development capabilities and management team (e.g., “Diversifier”)
Continuing growth in revenue and scale benefits would support margin upside
Alignment of ownership and incentives of managers and shareholders through planned spin-off
• Benefits of planned spin-off
{
Can be catalyzing event for Asset Management
{
Both businesses can focus exclusively on their own strategies
{
Positive ROE impact for the new Phoenix
{
Marketplace can value each business independently; clarifies obscured value of asset management business
{
Expense structure of each company can be appropriately sized, eliminating excess overhead

Illustrative impact of planned spin-off
Shareholders
Asset Management SpinCo The Phoenix Companies, Inc.
Book Value $1,693 $14.82
Operating Income²
$134 $1.16
Return on Equity 7.5%
Aggregate  Per Share¹
AUM $40.4 bn
Revenues $203.2
EBITDA³
$37 - $42
$ in millions, except per share
1. Book value per basic shares outstanding (114.3 million); operating earnings per average diluted shares outstanding (116.0 million).
2. Phoenix 2007 operating earnings less SpinCo operating earnings.
3. Excludes Goodwin’s 2007 EBITDA of approximately $5 million, and is adjusted to reflect a new expense structure for the independent company.
Note:  Numbers are for purposes of illustration and are not a guarantee of actual results.
Phoenix figures reflect expected illustrative impact of planned PXP spin-off at December 31, 2007, including adjustment to stockholders’ equity and reduction in operating earnings. We intend to eliminate remaining allocated corporate expenses in the next 18 to 24 months while the figures above assume that remaining allocated corporate expenses are eliminated immediately.

Closed block: a significant opportunity for
enhancing shareholder value
• Created at time of demutualization to segregate
assets and liabilities of participating
policyholders
• Significantly larger structural constraint than
other demutualizations: largest closed block as
a percentage of general account assets
• Currently represents 32% of GAAP equity with
very stable mid-single-digit returns
• Significant opportunity to enhance returns
through effectively executed capital
redeployment
22%
17%
27%
29%
52%
Phoenix Metlife John
Hancock
Prudential AmerUs
Closed Block Assets as a %
of General Account Assets at IPO

Closed block: a valuable asset to be
deployed strategically
• Have continuously and actively assessed
monetization opportunities since 2002
-
Rating agency views on leverage treatment
have evolved
-
Market developments have positioned us to
monetize using several different techniques
-
Strengthened balance sheet and core earnings
growth create basis for transformational action
• Focus on potential uses of proceeds that:
- Meet return hurdles
- Maintain soundness of the block and support
core business
- Meet rating agency requirements
• Unwilling to settle for sub-optimal use of proceeds
-
Rating agencies hesitant to endorse share
repurchases
-
Need to remain disciplined with respect to
acquisitions
Moody’s, May 2003
Phoenix recently announced that it will not implement a
securitization of Phoenix Life’s closed block related
assets at this time.  While such a transaction might
have improved the company’s overall liquidity position,
Moody’s would have treated the proceeds of such a
transaction as an increase in PNX’s overall financial
leverage.
Standard & Poor’s, April 2007
…the potential monetization of its closed block
provides for significant financial flexibility.
Redeployment of proceeds would be expected to go to
the life and annuity lines of business and not to a
share repurchase program.
Moody’s, March 2006
Phoenix has publicly stated that a key 2006 corporate
objective is to consider monetizing the closed block in an
effort to improve the company's overall ROE. Such an
effort, if successful, could considerably raise the overall
ROE of the life and annuity segment since the closed block
requires almost half of the segment's total capital
allocation. At this time, Moody's is unable to evaluate the
potential credit effects of such a possibility since no
specific transaction has yet been proposed. The use of the
proceeds from the closed block's monetization would be an
important consideration in Moody's evaluation of such a
transaction.

Opportunities to drive growth in earnings
Operational Excellence
•
Combines Lean and strict expense discipline to meet goal of providing high-quality products and services to customers and distribution partners, delivered cost effectively and with speed
•
2008 Goal: $15-$20 million increase in pre-tax earnings related to operating efficiencies
New Businesses in Life and Annuity
•
Alternative Retirement Solutions
{
Extends features of life and annuity products to other financial products
• Guaranteed Retirement Income Solution: provides annual stream of income for life
• Longevity Product: provides protection against outliving one’s assets
•
Life Solutions
{
Initially will participate in originations of life settlements as well as in the institutional arena

Key initiatives and goals
•
Increase pre-tax operating earnings
$15-$20 million through Operational
Excellence
-
Building on operating expense
reductions of $108 million from
2004-2006
•
Continue to invest in Life & Annuity
growth through:
{
New and expanded distribution
initiatives
{
New businesses: Life Solutions &
Alternative Retirement Solutions
•
Complete planned spin-off
•
Implement expense rationalization
resulting from planned spin-off
•
Continue to seek appropriate uses of
proceeds for a closed block
monetization
•
Double-digit ROE: 10% by 2010
•
Double-digit CAGR in operating EPS,
2008-10
•
Top 10 life insurance company in
sales
•
Top 20 seller of variable annuities
2010
2008

Executive compensation
Compensation aligns with shareholder interests
• In 2003, Board established a pay-for-performance
policy with overhaul of long-term and short-term plans
- Heavily weighted total comp to variable pay
- ROE improvement key metric
- LTI plan paid in performance RSUs
- Aggressive targets: LTI paid in 2 of last 5 years,
Annual plan paid in 3 of last 5 years
• Executive compensation targets market levels
- Compensation targeted at levels based on 12
smaller life insurance companies in Diversified
Insurance Study of Executive Compensation
(“DIS”)
• Between 2002 and 2007, reduced number of change
in control agreements by 75%
- Terms are aligned to current and emerging
market practice
CEO Compensation
• 80% of targeted compensation through
performance-based incentives
• Actual compensation below target for 2 out of
last 5 years
• 2007 compensation of $4.9 million reported in
proxy reflects accruals of time-vested and
performance-contingent awards, change in
pension value and non-qualified deferred
compensation earnings, and includes the
following:
Salary $950,000
2007 Annual incentive $1,923,000
Long-term incentive $0
Other compensation $144,143

Executive change in control practices
1. Company does not have change-in-control agreements, but similar benefits are provided under employment agreements and/or severance plans for termination of employment.
2. Retirement enhancement applies to executives and non-executives and is triggered by termination of the plan within 5 years following a change in control.
3. Retirement enhancement terminates on July 1, 2009.
Company
Source: Proxy
Year
Severance
Multiples
Severance Multiple Applied to
Base Pay Plus:
280G
Reimbursement Provision
Retirement Benefit
Enhancement
Phoenix 2008 CEO:
Other NEOs:
3.0x
2.5x
Target annual incentive Modified gross-up
(10% threshold)
CEO:
Other NEOs:
3.0 years
2.5 years
Aetna 2007 CEO:
Other NEOs:
3.0x
up to 1.5x
Not available Full gross-up provided to CEO only None
Aflac 2008 CEO:
Select NEOs:
3.0x
3.0x
Higher of annual incentive paid in year prior to CIC or
termination
None CEO:
Select NEOs:
None
Varies
AIG
1 2007 CEO:
Other NEOs:
3.0x
up to 3.0x
Annual incentive paid in prior year or 3-year average
of incentives paid (depends on severance
agreement/plan)
Full gross-up provided to CEO and
select NEOs only
CEO:
Other NEOs:
3.0 years
up to 3.0 years
Allstate 2008 CEO:
Select NEOs:
3.0x
3.0x
Target annual incentive Full gross-up CEO:
Select NEOs:
3.0 years
3.0 years
Cigna 2008 CEO:
Other NEOs:
3.0x
3.0x
Higher of annual incentive paid or target annual
incentive
Full gross-up CEO:
Other NEOs:
up to 3.0 years
2
up to 3.0 years
2
Hartford 2007 CEO:
Other NEOs:
3.0x
3.0x
Target annual incentive Full gross-up CEO:
Other NEOs:
3.0 years
3
3.0 years
3
Lincoln Financial 2008 CEO:
Other NEOs:
3.0x
2.0x
Target annual incentive Modified gross-up
(10% threshold)
CEO:
Other NEOs:
3.0 years
2.0 years
ManuLife 2008 CEO:
Other NEOs:
3.0x
2.0x
Not available Not Provided
(Domiciled outside of U.S.)
Not disclosed
MetLife
1
2008 CEO:
Other NEOs:
3.0x
3.0x
3-year average annual incentive paid Not Provided CEO:
Other NEOs:
up to 3.0 years
up to 3.0 years
Nationwide 2008 CEO:
Select NEOs:
3.0x
3.0x
Base pay only, plus
1x target annual incentive
Full gross-up CEO:
Select NEOs:
up to 3.0 years
up to 3.0 years
Principal 2007 CEO:
Other NEOs:
3.0x
3.0x
Target annual incentive Modified gross-up
(10% threshold)
CEO:
Other NEOs:
3.0 years
3.0 years
Prudential 2008 CEO:
Other NEOs:
2.0x
2.0x
3-year average annual incentive paid Not Provided CEO:
Other NEOs:
2.0 years
2.0 years
Sun Life 2008 CEO:
Other NEOs:
up to 3.0x
up to 2.0x
Not available Not Provided
(Domiciled outside of U.S.)
Not disclosed

Impact of service on retirement benefits
$0
$2
$4
$6
$8
$10
$12
$14
•
This graph illustrates the impact years of
service has on the retirement benefit in the
Phoenix retirement plans in which the CEO
participates
•
If a hypothetical CEO had been hired on
January 1, 2003, at the same age and
salary as Dona Young, his or her retirement
benefit as of December 31, 2007 would
have been $1.3 million
Hypothetical CEO with
hire date of
January 1, 2003
Dona Young benefit as
reported in 2008 Proxy
Qualified Pension Plan Supplemental Retirement Plan
$ in millions
$1.3
$12.8
Note: Analysis presents retirement benefit as a lump sum. Hypothetical case uses the same age, discount rate and compensation as was used in the proxy calculation. Years of service are 27.4 for Dona Young and 5 for hypothetical CEO.

The Oliver Press campaign: no new ideas
“Deal with
Cost
Structure”
Monetize Closed
Block
Undertake
Strategic Review
The Facts Oliver Press Criticisms
• Company should undertake a
“complete strategic review”
focused on capital deployment
• PNX Board has reviewed, and continues to actively and
thoroughly review, strategic and financial options, with
input from advisors
• Reviews resulted in critical strategic initiatives, including, most recently, planned spin-off of PXP
• “We believe there are several
possible transactions that would
serve the dual purpose of raising
the claims-paying (“financial
strength”) rating for these policies
and produce higher returns for
stockholders.”
• PNX has already been actively exploring closed block
alternatives with advisors
• PNX has put structures in place and will execute the
optimal alternative deliberately and expeditiously
• Oliver Press acknowledges they have no new ideas for
a closed block transaction
• Rating agencies have affirmed that use of proceeds will
determine rating impact
• Company should take “aggressive
steps” to “deal with” operating
expenses
• Various aggressive expense reduction initiatives
implemented since 2002 resulting in 30% head count
reduction, including sale of career agency force,
outsourcing IT infrastructure while building for long-term
value
• Operating expenses reduced by $108 million 2004-2006;
additional expense reductions to be implemented in
2008 as part of Operational Excellence
Oliver Press “proposals” lag PNX Board’s actions to enhance shareholder value

Oliver Press criticisms mischaracterize facts
Executive
Compensation
Operating
Expenses
• Phoenix cost structure is “out
of step” with comparable
companies
• We believe that the $90 million in expense reductions Oliver
Press has spoken about are unrealistic
• Comparisons with companies with different products,
distribution and customers are not meaningful
• PNX recently engaged Deloitte to conduct an expense review that suggested an approximately $30 million annual reduction would bring the corporate expense structure to a “bare bones”
level
• Compensation not aligned
with performance
• PNX compensation plan rigorously tied to ROE benchmarks
(0.1% miss in long-term targets in ’02-’04 resulted in no payout)
• Misleading characterization: $22 million relates to compensation previously earned ($13 million vested pension benefit; $9 million to deferred compensation, savings plans, and RSUs) and not
dependent on a change-in-control; Change-in-control provisions in-line with industry practice
• Standard supplemental pension plan is broad-based, covering almost 400 participants; 27 SVPs or above
• NEOs comprise 12% of liability; retired/terminated-vested, 60%
of liability
• Changes to plan since 2004 limit participants and lower
prospective benefits for non-grandfathered employees
• Phoenix believes transparent disclosure in compliance with SEC requirements is in the interest of all shareholders
• $49 million combined
compensation change-in-
control package for CEO
• $141 million “special pension
account”
• 43 pages of disclosure on
executive compensation
The Facts Oliver Press Criticisms

Oliver Press criticisms mischaracterize facts
Stock Price
Ratings
• “Since 2001 company has had no fewer
than 5 downgrades”
• Significant challenges in first 18 months as public
company – ended 2002 at $7.60
• Appreciated 109% 2003-2006 to $15.89
• Despite record earnings, 2007 a challenging year
for PNX shares
• Remains up substantially in current CEO tenure
(up 63% through April 8, 2008)
• Outperformed S&P Life Index since planned spin-
off announced
The Facts Oliver Press Criticisms
• Mostly old news; only S&P has acted since April
2005; recent S&P comments on “improving
competitive position in the high-net-worth
market, very strong operating company capital
adequacy, strong liquidity, and improving
operating performance.”
• Maintained A rating with A.M. Best since 1993
• Positive momentum with agencies including
recent outlook change to positive at A.M. Best
• Agencies acknowledge Phoenix’s improvement
through:
{ Continued strong balance sheet
{ Continued earnings expansion
{ Elimination of ratings negatives
{ Use of closed block proceeds
• “The company’s stock is trading
approximately 38% lower today than its
public offering price nearly seven years
ago”

Adding risk to Phoenix’s business
Disruptive of
Spin-off and
Strategic Review
Process
Questions
Regarding Long-
Term Focus
Relationships with
Key
Constituencies
• State Farm
{
In 2007, 14% of PNX life sales and 62% of annuity deposits
{
5.1% owner of PNX stock, with long-term perspective
{
Publicly expressed concerns regarding Oliver Press’s disruption of Phoenix’s business and strategy
• “Aggressive” cost reduction approach suggested by Oliver Press could
{ Negatively impact company
{ Raise concerns with distribution partners and policyholders
{ Undermine growth initiatives
• Oliver Press has failed to provide specifics on closed block alternatives
• Phoenix currently executing the planned PXP spin-off and determining the best alternative for closed block monetization
• Oliver Press is running a distracting proxy fight in an attempt to oust qualified and experienced directors
• There is a risk of significant slow-down or disruption of critical strategic initiatives
• Oliver Press rhetoric provides ammunition for competitors, potentially resulting in lost sales and higher surrenders
Oliver Press “proposals” seem to add risk to our business

Phoenix commitment to strong governance
Actively Engaged
Highly Rated
Fresh Perspectives
Independent
Oversight
• 12 out of 13 directors are independent
• Lead independent director chairs Executive Committee, conducts all meetings of independent directors, can call a meeting of the Board
• Independent directors meet without CEO
• Five directors added since IPO while shrinking Board from 17 to 13, including the removal of three inside directors
• Three directors, or ~25% of Board, added in past three years
• ISS CGQ scores:
{
99% v. Russell 3000
{
95% v. Insurance Peers
• All committees except Executive Committee comprised solely of independent directors
• Executive Committee chaired by lead independent director with CEO serving as member
• Five regularly scheduled Board meetings per year through 2007; six per year starting in
2008
• Committee meetings: 22 in person; 23 telephonic in 2007
• Frequent informal dialogue among directors

Phoenix directors: the right choice
• PNX directors have proactively undertaken initiatives to resolve performance and structural issues, the same initiatives Oliver Press is calling for
Key Initiatives
• PNX directors have the support of major shareholders, including State Farm, our largest shareholder and an important business partner
Support of Key
Constituents
• PNX directors initiated a meeting with Oliver Press after Oliver Press disclosed its concerns following its several meetings with management.  Directors have remained open to a constructive dialogue with them
• Governance Committee considered and evaluated Oliver Press’s nominees consistent with past practices
Responsive to
Shareholders
Phoenix’s directors are actively involved in driving the business, have the support of major shareholders and are responsive to shareholder concerns

Strong governance, board and lead director
• Outstanding CGQ scores:  99% v. Russell 3000; 95% v. Insurance Peers
• Board all independent except CEO; all independent key committees
• Established governance principles
• Lead director designated and elected by and from the independent directors with clearly delineated and comprehensive duties
• Lead director presides at all meetings of the Board at which the chairman is not present, including executive sessions
• Lead director serves as liaison between the chairman and the independent directors
• Lead director approves information sent to the Board, meeting agendas, and meeting schedules
• Lead director has the authority to call meetings of the independent directors
• Phoenix discloses the duties of its independent lead director and its chairman
• Frequent interaction between board and shareholders

Phoenix directors:
deep experience, independence & continuity
Alfiero Haire Johnson
• Shares: 208,667
• Director since 1988
• Previous lead
director
• Financial/audit
experience
• Director HSBC
• Shares: 45,114
• Director since 1999
• Extensive media/
internet expertise
• Former publisher of
TIME
• Shares: 61,312
• Director since 2000
• Former Chairman/
CEO Greenpoint
• Financial/audit
experience
• Director Freddie Mac
Oliver Clinton Santillo
• Indirect beneficial
ownership of shares
through Oliver Press:
5,688,206
• No prior financial
services company
experience
• Director of a company
with a CGQ:  5.9% vs.
S&P 400 and a
combined CEO/Chair
• Shares: 10,000
(1/23/08)
• No public company
board experience
• P&C insurance
company
experience; no life
insurance
experience
• Shares: 10,000
(1/24/08)
• No public company
board experience
• Former insurance
executive
• Not actively
employed
Oliver Press
Nominees
Phoenix
Directors
Note: Phoenix director holdings include restricted stock units.

Summary: “New blood” – Can it hurt?
• Phoenix’s core life business is sensitive to the stability and strength of the company – real and perceived.  Distribution partners, independent agents and current and prospective policyholders are primarily concerned with the long-term ability of the company to meet its promises to policyholders and stability of company.
• The current board has effectively steered the turnaround of the company through external and internal challenges, driving significant financial improvement and business growth that positions the company for enhanced shareholder returns. The Board also has  taken significant transformational actions when they were supported by sound strategic reasons: a prime example is the sale of the company’s career life insurance agency force.
• Phoenix is not a large company, but its structural and legacy challenges are complex beyond its size; thoughtfulness, a longer-term perspective and experience are key for realizing the potential for increased shareholder value.
• Governance at Phoenix is working: governance scores are excellent, director independence unassailable.  There have been regular additions of new board members.  Compensation practices have been enhanced continually and recalibrated to the market – they are performance-based, grounded in competitive analysis and aligned with shareholders
• Oliver Press has denigrated one of our
largest shareholders and distribution
partners and provided ammunition for our
competitors that could be harmful to our
business
• Oliver Press has proposed “aggressive”
cost cuts we believe would disrupt our
business and hamper growth
• Compared with our nominees, those from
Oliver Press lack the depth of background
and experience to deal with the broad
range of issues that have and will continue
to confront the Company
• Gus Oliver is the director of a company
with a CGQ  5.9% of vs. S&P 400

29 Vote Your Blue Proxy Card Experience Phoenix Directors Constructive Strategic Plan Building Long- Term Value Disruption and Cost Increased Risk Extracting Short- Term Value Oliver Press Nominees

Appendix * * * *

Reconciliation of Income Measures
$ in millions
December 31,
2001 2002 2003 2004 2005 2006 2007
Total Operating Income (74.6) (59.4) 59.8 78.9 100.6 87.1 135.3
Net Realized Investment Gains
(43.0) (39.3) 3.2 11.8 25.5 21.8 (8.9)
Realized Gains (Losses) - Investments Pledged as Collateral Consolidated Under FIN 46-R
(12.5) (26.3) (2.4) (12.9) 1.3 (1.0) 1.0
Realized and Unrealized Gains (Losses) on Equity Investment in Aberdeen
- - (55.0) 55.9 (7.0)
Share of Aberdeen's Extraordinary Charge for FSA Settlement
- - - (14.7)
Surplus Notes Tender Costs
- - - (6.4)
Management Restructuring and Early Retirement Costs (15.5) (28.5) (8.4) (21.9) (12.5) (9.1)
Other, Demutualization Related Items (55.7) 13.8
Other income
5.3 - 1.3
Income (Loss) from Continuing Operations (196.0) (139.7) (1.5) 90.7 107.9 98.8 127.4
Income (Loss) from Discontinued Operations (2.6) (2.3) (4.7) (4.3) 0.5 1.1 (3.5)
Income (Loss) before Cumulative Effect of Accounting changes (198.6) (142.0) (6.2) 86.4 108.4 99.9 123.9
Cumulative Effect of Accounting changes (16.6) (130.3) - - - - -
Net Income (Loss) (215.2) $        (272.3) $        (6.2) $            86.4 $         108.4 $     99.9 $        123.9 $

Reconciliation of Operating Income to EBITDA
$ in millions
December 31,
2003 2004 2005 2006 2007
Asset Management Pre-tax Operating Income (Loss) (8.7) $          0.1 $           (10.5) $        (28.6) $        7.4 $
Adjustments for:
Intangible asset amortization and impairments 33.2            33.8            43.8            64.5            30.4
Depreciation 2.7              2.2              1.7              1.0              1.1
EBITDA 27.2 $         36.1 $         35.0 $         36.9 $         38.9 $

* * * * * *

IMPORTANT INFORMATION REGARDING THE SOLICITATION AND

PARTICIPANTS THEREIN

In connection with its 2008 Annual Meeting, The Phoenix Companies, Inc. has filed a definitive proxy statement, BLUE proxy card and other materials with the U.S. Securities and Exchange Commission. The Phoenix Companies, Inc. and its directors and executive officers are participants in the solicitation of proxies from its shareholders in connection with our upcoming annual meeting and the notice we received from one of our shareholders. Information regarding the special interests of the directors and executive officers in the proposals that are the subject of the meeting is included in the proxy statement that we have filed. The Phoenix Companies, Inc.’s shareholders are strongly advised to read the proxy statement filed in connection with the annual meeting carefully before making any voting or investment decision, as it contains important information. Shareholders are able to obtain this proxy statement, any amendments or supplements to the proxy statement, along with the annual, quarterly and special reports we file, for free at the web site maintained by the Securities and Exchange Commission at www.sec.gov or at our web site at www.phoenixwm.com, in the Investor Relations section. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, Morrow & Co., LLC, toll-free at (800) 414-4313. Banks and Brokers may call collect at (203) 658-9400.

FORWARD-LOOKING STATEMENTS

The discussion herein may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These include statements relating to trends in, or representing management’s beliefs about our future strategies, operations and financial results, as well as other statements including, but not limited to, words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: (i) changes in general market and business conditions, interest rates and the debt and equity markets; (ii) the possibility that mortality rates, persistency rates or funding levels may differ significantly from our pricing expectations; (iii) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (iv) our dependence on non-affiliated distributors for our product sales, (v) downgrades in our debt or financial strength ratings; (vi) our dependence on third parties to maintain critical business and administrative functions; (vii) the ability of independent trustees of our mutual funds and closed-end funds, intermediary program sponsors, managed account clients and institutional asset management clients to terminate their relationships with us; (viii) our ability to attract and retain key personnel in a competitive environment; (ix) the poor relative investment performance of some of our asset management strategies and the resulting outflows in our assets under management; (x) the possibility that the goodwill or intangible assets associated with our asset management business could become impaired, requiring a charge to earnings; (xi) the strong competition we face in our business from mutual fund companies, banks, asset management firms and other insurance companies; (xii) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xiii) the potential need to fund deficiencies in our Closed Block; (xiv) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xv) other legislative or regulatory developments; (xvi) legal or regulatory actions; (xvii) changes in accounting standards; (xviii) the potential effects of the spin-off of PXP on our expense levels, liquidity and third-party relationships; and (xix) other risks and uncertainties described herein or in any of our filings with the SEC. We undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.